UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 7, 2010
Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (412) 394-2800
N/A
(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On May 7, 2010, Allegheny Technologies Incorporated (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for each matter submitted for a vote of the Company’s stockholders at the Annual Meeting are provided below.
1.	Election of Three Directors:

			BROKER
NAME	FOR	WITHHELD	NON-VOTES
L. Patrick Hassey	73,696,725	2,464,887	7,760,823
Barbara S. Jeremiah	75,781,199	380,413	7,760,823
John D. Turner	75,800,965	360,647	7,760,823
2.	Approval of the Amended and Restated 2007 Incentive Plan:

			BROKER
FOR	AGAINST	ABSTESTIONS	NON-VOTES
69,749,150	5,827,851	584,610	7,760,824
3.	Ratification of the Selection of Ernst & Young LLP as the Company’s Independent Auditors for 2010:

FOR	AGAINST	ABSTESTIONS
82,798,841	966,646	156,947
There were no broker non-votes with respect to this matter.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
	By:	/s/ Jon D. Walton
Jon D. Walton
Dated: May 13, 2010		Executive Vice President, Human Resources, Chief Legal and Compliance Officer, General Counsel and Corporate Secretary